                 [CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL
                  PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED
                       AND HAVE BEEN SEPARATELY FILED WITH
                                THE COMMISSION.]

                                                                  Exhibit 10.36


                                  April 5, 1999
Via Facsimile
303-256-2051


Mr. Ronnie Pitcock, Sr.
CEO
HSA Corp.
4100 E. Mississippi
Suite 1150
Denver, CO, 80246

Dear Mr. Pitcock:

         This letter of intent sets forth preliminary terms and conditions of a proposed agreement in principle between HSA Corp. ("HSAC") and SERVICECO LLC ("Road Runner") for the purpose of delivering the Road Runner service to cable operators through turn-key solutions installed, operated and maintained by HSAC and/or Road Runner. The parties agree to negotiate in good faith, as soon as reasonably practicable, a definitive contract (the "Definitive Agreement") which incorporates the terms and conditions set forth herein. It is anticipated that execution of the Definitive Agreement will occur not later than June 1, 1999.

         This letter and the Summary of Proposed Principle Terms attached hereto as Schedule A describes the terms and conditions upon which Road Runner and HSAC would accomplish this objective, subject to the execution of the Definitive Agreement.

         Each party acknowledges and agrees that nothing in this letter of intent represents a binding legal obligation of either of them, including without limitation any binding obligation to reach and execute a Definitive Agreement, and that no such binding legal obligation shall arise unless and until the Definitive Agreement is executed by the parties.

         Each party further understands and acknowledges that additional negotiation shall be necessary before the terms of the Definitive Agreement are reached, that this letter of intent represents only a broad outline of certain terms of the parties' understanding, and that this letter of intent neither covers all items that will be included in the Definitive Agreement nor obligates the parties, or either of them, to reach and execute a Definitive Agreement.

         This Letter of Intent shall expire on June 1, 1999 if a Definitive Agreement has not been executed by the parties by such date. In the event of such expiration, each party agrees to bear its own costs which it may have incurred in connection with this Letter of Intent or the preparation or negotiation of the Definitive Agreement.

         Nothing in this Letter of Intent is intended or shall be construed or interpreted to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Letter of Intent or any provision contained herein. This Letter of Intent may be executed in counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument.

         If the foregoing preliminary terms and conditions are acceptable to HSAC, kindly signify by executing and dating a copy of this letter of intent on behalf of HSAC and returning such executed and dated copy to Bob Rusak at your earliest convenience.

                                            Very truly yours,



                                            By: /s/ Robert S. Rusak
                                               --------------------------------

                                            Title: Robert S. Rusak

                                            Date: Vice President, Business
                                                  Development



Accepted on behalf of HSA Corp.

By: HIGH SPEED ACCESS CORP.

Title:
      -------------------------
Date:
     --------------------------

                       SUMMARY OF PROPOSED PRINCIPAL TERMS
                       -----------------------------------


The following summarizes key terms of a proposed agreement between ServiceCo LLC ("Road Runner") and HSA Corp. ("HSAC") for the deployment of high-speed Internet access and related services to multiple system operators ("MSO").

Road Runner is in the business of providing, among other things, a branded online broadband delivered, IP-based service (the "Road Runner Service") comprised of content and applications optimized for full screen display on personal computers and aggregated from third-party sources or created by Road Runner or its affiliates, such as, by way of example and not limitation, primary user interfaces, navigational links, branded applications, one or more custom browsers and electronic program guides to such content and applications.

HSAC is in the business of providing turn-key solutions to MSOs to install, operate and maintain high-speed internet access.

Each of HSAC and Road Runner desire to designate certain cable operators (each a "Designated Cable Operator") to receive the Road Runner Service through a turn-key solutions installed, operated and maintained by HSAC and/or Road Runner.


HSAC SERVICES

                  HSAC will provide turn-key systems, including operational support, sales and marketing, engineering, capital equipment, and other support and resources, necessary to deliver the Road Runner Service to each Designated Cable Operator. HSAC will be responsible for the components of the turn-key systems described as HSAC responsibilities in each of the Configurations set forth below.


ROAD RUNNER SERVICE

                  Road Runner will make available the Road Runner Service to Designated Cable Operators. Road Runner will be responsible for the components of the turn-key systems described as Road Runner responsibilities in each of the Configurations set forth below.

DESIGNATED CABLE OPERATORS

                  Road Runner and HSAC will each identify cable operators for consideration to receive services. The parties will mutually agree upon (1) whether each such cable operator shall be a Designated Cable Operator, (2) the Configuration to be deployment for such Designated Cable Operator and (3) the schedule for such deployment. HSAC will deploy Road Runner Service in all Designated Cable Operator systems. For Designated Cable Operator systems for which HSAC provides local content, HSAC will link and blend the local content to the Road Runner start page upon terms to be mutually agreed upon in the Definitive Agreement. With the exception of cable operators subject to pre-existing commitments for content, HSAC shall also discuss with Road Runner the possibility of extending Road Runner Services in a configuration to be mutually agreed upon to cable operators (other than Road Runner Affiliates) whose geographic service area is contiguous to, or subject to clustering with, existing deployments of the Road Runner Service. The initial Designated Cable Operators, deployment Configurations and deployment schedule will be attached to the Definitive Agreement. The Definitive Agreement will also contain a list of cable operators that HSAC and Road Runner will commit to jointly and exclusively solicit each such cable operator for purposes of creating and delivering a high speed data solution which includes the Road Runner Service.


CONFIGURATIONS

                  The Configurations will set forth the roles and responsibilities of HSAC, Road Runner and the Designated Cable Operator. Initially there will be three example Configurations, which are described in Attachment A hereto. The Configurations in Attachment A are subject to mutually agreeable changes in the roles, responsibilities and revenue splits of HSAC, Road Runner and the Designated Cable Operator.


REVENUES

                  Revenues will be divided between HSAC and Road Runner according to the Configurations selected for a Designated Cable Operator. The revenue splits for each of the Configurations is set forth in Attachment A

WARRANTS

                  During the term of the Definitive Agreement, HSAC will grant to Road Runner one (1) warrant to purchase one registered share of HSAC's common stock at a strike price equal to Five Dollars ($5.00) for each home passed for each Designated Cable Operator as of the date Road Runner enters into an applicable agreement with such Designated Cable Operator, up to a maximum of 5,000,000 homes passed.


TERM

                  The term of the Definitive Agreement will be for 60 months. For each Designated Cable Operator, Road Runner will enter into a separate Affiliation Agreement to provide the Road Runner Services and the HSAC Services. Road Runner would enter into a Subcontract Agreement with Road Runner for HSAC to perform the responsibilities assigned to HSAC under the agreed upon Configuration. The term of the Affiliation Agreement and the Subcontract Agreement will be for a minimum of 60 months.


OTHER

                  The foregoing is not intended to be an exhaustive summary of the terms of any definitive agreement for the matters described herein. Any such definitive agreement is expected to embody the provisions contained herein with such supplementary provisions as the parties may mutually agree.

                                  ATTACHMENT A
                           CONFIGURATIONS and REVENUE


Configuration A:

FULL TURNKEY
FINANCIAL DEAL

          CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE
                                   COMMISSION

-------------------------------------------------------------------------------------------------------------
Homes Passed                           [*]                        [*]                        [*]
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
MSO                                   [*]%                       [*]%                       [*]%
-------------------------------------------------------------------------------------------------------------
HSAC                                  [*]%                       [*]%                       [*]%
-------------------------------------------------------------------------------------------------------------
Road Runner                           [*]%                       [*]%                       [*]%
-------------------------------------------------------------------------------------------------------------

TASKING

-------------------------------------------------------------------------------------------------------------
            ELEMENT                   RR TEAM           MSO                         NOTES
                                  --------------------
                                    RR       HSAC
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Backbone - National                            X                 HSAC Will install, maintain and operate
-------------------------------------------------------------------------------------------------------------
Backbone - Regional                            X                 HSAC will install, maintain and operate
-------------------------------------------------------------------------------------------------------------
Headend LAN & WAN H/W                          X                 HSAC will purchase and install
-------------------------------------------------------------------------------------------------------------
CMTS                                           X                 HSAC will purchase and install
-------------------------------------------------------------------------------------------------------------
Modems                                         X                 HSAC is responsible for modems.  MSO will
                                                                 have options to do it themselves.
-------------------------------------------------------------------------------------------------------------
Local Sales                                    X                 HSAC will bear costs of planning,
                                                                 coordination and production.
-------------------------------------------------------------------------------------------------------------
Marketing                           X                            HSAC with Road Runner support will provide
                                                                 marketing programs
-------------------------------------------------------------------------------------------------------------
Tier 1 Customer Care                           X                 HSAC will perform all Tier 1 services
                                                                 using both local staff and their national
                                                                 call center.
-------------------------------------------------------------------------------------------------------------
Tier 2 and 3 Customer Care          X                            Road Runner will perform
-------------------------------------------------------------------------------------------------------------
Billing                                        X
-------------------------------------------------------------------------------------------------------------
Customer installs                              X                 HSAC is responsible for installation and
                                                                 service to end customers.
-------------------------------------------------------------------------------------------------------------
National NOC                        X                            Road Runner will monitor and manage the
                                                                 network.
-------------------------------------------------------------------------------------------------------------
Local NOC                                      X                 HSAC will monitor local network
-------------------------------------------------------------------------------------------------------------
MSO Training/Tier 1 Support                    X                 HSAC will be responsible for coordination
                                                                 with MSO.
-------------------------------------------------------------------------------------------------------------
Train the trainer                   X                            Road Runner will train HSAC regional staff.
-------------------------------------------------------------------------------------------------------------
Local Content                                  X                 HSAC will implement and blend into Road
                                                                 Runner as appropriate.
-------------------------------------------------------------------------------------------------------------
Local Content Training              X                            Road Runner will be train HSAC regional
                                                                 staff
-------------------------------------------------------------------------------------------------------------
Regional Content                               X
-------------------------------------------------------------------------------------------------------------
National Content                    X                            Road Runner V2.0
-------------------------------------------------------------------------------------------------------------
Product Development                 X                            Road Runner will work with HSAC
-------------------------------------------------------------------------------------------------------------
CMA                                 X                            Road Runner Content Management System
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
          DATA CENTER                 RR TEAM            MSO                        NOTES
                                  --------------------
            Element                 RR       HSAC
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Billing                                        X                 HSAC will provide
-------------------------------------------------------------------------------------------------------------
Mail                                           X                 HSAC provides using RR domain name
-------------------------------------------------------------------------------------------------------------
News                                           X
-------------------------------------------------------------------------------------------------------------
Internet Feed                                  X
-------------------------------------------------------------------------------------------------------------
Web Services                        X                            From RR RDC
-------------------------------------------------------------------------------------------------------------
Personalization and new RR          X                            After transition to RR infrastructure
servers
-------------------------------------------------------------------------------------------------------------
Local Content Server                           X                 HSAC Provides
-------------------------------------------------------------------------------------------------------------



Configuration B:

DESIGNATED SYSTEMS
FINANCIAL DEAL

          CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE
                                   COMMISSION

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
MSO                                   [*]%
-------------------------------------------------------
HSAC                                  [*]%
-------------------------------------------------------
Road Runner                           [*]%
-------------------------------------------------------


TASKING

-------------------------------------------------------------------------------------------------------------
            ELEMENT                   RR TEAM           MSO                         NOTES
                                  --------------------
                                    RR       HSAC
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Backbone - National                            X                 HSAC will install, maintain and operate
-------------------------------------------------------------------------------------------------------------
Backbone - Regional                 X          X                 HSAC will install, maintain and operate.
                                                                 Road Runner will purchase and engineer
-------------------------------------------------------------------------------------------------------------
Headend LAN & WAN H/W               X          X                 HSAC will install, maintain and operate.
                                                                 Road Runner will purchase and engineer
-------------------------------------------------------------------------------------------------------------
CMTS                                X          X                 HSAC will install, maintain and operate.
                                                                 Road Runner will purchase and engineer
-------------------------------------------------------------------------------------------------------------
Modems                                                    X      MSO is responsible for modems.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
            ELEMENT                   RR TEAM           MSO                         NOTES
                                  --------------------
                                    RR       HSAC
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Local Sales                                               X      MSO will bear costs
-------------------------------------------------------------------------------------------------------------
Marketing                           X                            Road Runner will provide marketing
                                                                 campaigns to MSO
-------------------------------------------------------------------------------------------------------------
Local Marketing Coordination                              X      MSO responsible
-------------------------------------------------------------------------------------------------------------
Tier 1 Customer Care                                      X      MSO will perform all Tier 1 services, Road
                                                                 Runner will train
-------------------------------------------------------------------------------------------------------------
Tier 2 and 3 Customer Care          X                            Road Runner will perform
-------------------------------------------------------------------------------------------------------------
Billing                                                   X
-------------------------------------------------------------------------------------------------------------
Customer installs                                         X      MSO is responsible for installation and
                                                                 service to end customers.
-------------------------------------------------------------------------------------------------------------
National NOC                        X                            Road Runner will monitor and manage the
                                                                 network.
-------------------------------------------------------------------------------------------------------------
Local NOC                                      X                 HSAC will monitor local network
-------------------------------------------------------------------------------------------------------------
MSO Training/Tier 1 Support         X                            Road Runner will be responsible for
                                                                 coordination with MSO.
-------------------------------------------------------------------------------------------------------------
Train the trainer                   X                            Road Runner will train HSAC regional staff
-------------------------------------------------------------------------------------------------------------
Local Content                                             X      MSO will implement and blend into Road
                                                                 Runner as appropriate.
-------------------------------------------------------------------------------------------------------------
Local Content Training              X                            Road Runner will train MSO staff
-------------------------------------------------------------------------------------------------------------
National Content                    X                            Road Runner V2.0
-------------------------------------------------------------------------------------------------------------
Product Development                 X                            Road Runner will work with HSAC
-------------------------------------------------------------------------------------------------------------
CMA                                 X                            Road Runner Content Management System
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
          DATA CENTER                 RR TEAM            MSO                        NOTES
            ELEMENT               --------------------
                                    RR       HSAC
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Billing                                        X                 HSAC will provide
-------------------------------------------------------------------------------------------------------------
Mail                                           X                 HSAC provides using RR domain name
-------------------------------------------------------------------------------------------------------------
News                                           X
-------------------------------------------------------------------------------------------------------------
Internet Feed                                  X
-------------------------------------------------------------------------------------------------------------
Web Services                        X                            From RR RDC
-------------------------------------------------------------------------------------------------------------
Personalization and new RR          X                            After transition to RR infrastructure
servers
-------------------------------------------------------------------------------------------------------------
Local Content Server                                      X      MSO buys and operates
-------------------------------------------------------------------------------------------------------------


Configuration C:

The parties will mutually agree on specific roles and responsibilities. HSAC will perform its responsibilities on a time and materials basis.